FUNDS FROM OPERATIONS - SIERRA PACIFIC RESOURCES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Sierra Pacific Resources
Funds From Operations (FFO)	Year ended December 31,
	2006	2005	2004	2003

Net Income (Loss) Applicable to Common Stock	$ 277,451	$ 82,237	$ 28,571	$ (140,529)

Non-Cash items included in net income
Depreciation and amortization	228,875	214,662	205,922	191,259
Deferred taxes and deferred investment tax credit	136,026	41,609	33,690	(50,724)
AFUDC (Debt and Equity)	(35,345)	(45,013)	(14,535)	(17,717)
Deferred Energy Costs Disallowed	-	-	1,586	90,964
Goodwill Impairment	-	-	11,695	-
Early retirement and severance amortization	-	-	-	2,786
Unrealized loss on derivative instrument	-	-	-	46,065
Impairment of assets of subsidiary	-	-	10,997	32,911
Loss (Gain) on Sale of Discontinued Operations	-	-	(2,506)	9,555
Plant Costs disallowed	-	-	47,092	-
Reinstatement of deferred energy costs	(178,825)	-	-	-
Carrying Charge on Lenzie Plant	(33,440)	-	-	-
Gain on Sale of Investment	(62,927)	-	-	-
Other	24,650	(219)	23,453	(12,489)
Funds from Operations (Before Deferred Energy Costs)	356,465	293,276	345,965	152,081
Amortization Deferred energy costs - electric	166,821	188,221	265,418	250,134
Amortization Deferred energy costs - gas	6,234	1,446	3,242	13,095
Deferral of energy costs - electric plus terminated suppliers	(45,996)	(23,063)	(147,589)	(179,826)
Deferral of energy costs - gas	436	(2,519)	(7,480)	2,592
Payment to terminating supplier	(65,368)	-	(61,129)	-
Proceeds from claim on terminating supplier	41,365	-	-	-
Adjusted Funds from Operations	$ 459,957	$ 457,361	$ 398,427	$ 238,076

Long-term Debt	4,001,542	3,817,122	4,081,281	3,579,674
Current maturities of long term debt plus short-term borrowings	8,348	58,909	8,491	263,636
Total Debt	$ 4,009,890	$ 3,876,031	$ 4,089,772	$ 3,843,310

Preferred Stock	-	50,000	50,000	50,000

Net interest expense	311,088	284,927	307,546	368,258
AFUDC	17,119	24,691	8,587	5,976
Adjusted Interest Expense	$ 328,207	$ 309,618	$ 316,133	$ 374,234

Debt/Funds from operations	11.25x	13.22x	11.82x	25.27x
Debt/adjusted FFO	8.72x	8.47x	10.26x	16.14x
Funds from Operations Interest Coverage	2.09x	1.95x	2.09x	1.41x
Adjusted Funds From Operations Interest Coverage	2.40x	2.48x	2.26x	1.64x
Common shareholders equity	$ 2,622,297	$ 2,060,154	$ 1,498,616	$ 1,435,394
Total Capitalization (including current maturities of long-term debt)	$ 6,632,187	$ 5,986,185	$ 5,638,388	$ 5,328,704
Debt/Capitalization	60.46%	64.75%	72.53%	72.12%

FUNDS FROM OPERATIONS - NEVADA POWER COMPANY

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Nevada Power Company
Funds From Operations (FFO)	Year ended December 31,
	2006	2005	2004	2003

Net Income	$ 224,540	$ 132,734	$ 104,312	$ 19,277

Non-Cash items included in net income
Depreciation and amortization	141,585	124,098	118,841	109,655
Deferred taxes and deferred investment tax credit	107,392	86,910	57,066	2,710
AFUDC (Debt and Equity)	(23,369)	(41,870)	(9,968)	(5,545)
Deferred Energy Costs Disallowed	-	-	1,586	45,964
Reinstatement of Deferred Energy Costs	(178,825)	-	-	-
Carrying Charge on Lenzie Plant	(33,440)	-	-	-
Other	3,394	(7,453)	(44,149)	(8,962)
Funds from Operations (Before Deferred Energy Costs)	241,277	294,419	227,688	163,099
Amortization Deferred energy costs	120,499	131,471	228,765	204,610
Deferral of energy costs plus terminated suppliers	(46,086)	(31,219)	(112,992)	(131,591)
Payment to terminating supplier	(37,410)	-	(50,311)	-
Proceeds from claim on terminating supplier	26,391	-	-	-
Adjusted Funds from Operations	$ 304,671	$ 394,671	$ 293,150	$ 236,118

Long-term Debt	2,380,139	2,214,063	2,275,690	1,899,709
Current maturities of long term debt	5,948	6,509	6,091	135,570
Total Debt	$ 2,386,087	$ 2,220,572	$ 2,281,781	$ 2,035,279

Net interest expense	176,612	134,657	137,388	190,472
AFUDC	11,614	23,187	5,738	2,700
Adjusted Interest Expense	$ 188,226	$ 157,844	$ 143,126	$ 193,172

Debt/Funds from operations	9.89x	7.54x	10.02x	12.48x
Debt/adjusted FFO	7.83x	5.63x	7.78x	8.62x
Funds from Operations Interest Coverage	2.28x	2.87x	2.59x	1.84x
Adjusted Funds From Operations Interest Coverage	2.62x	3.50x	3.05x	2.22x
Common shareholders equity	$ 2,172,198	$ 1,762,089	$ 1,436,788	$ 1,174,645
Total Capitalization (including current maturities of long-term debt)	$ 4,558,285	$ 3,982,661	$ 3,718,569	$ 3,209,924
Debt/Capitalization	52.35%	55.76%	61.36%	63.41%

FUNDS FROM OPERATIONS - SIERRA PACIFIC POWER COMPANY

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Sierra Pacific Power Company
Funds From Operations (FFO)	Year ended December 31,
	2006	2005	2004	2003

Net Income	$ 57,709	$ 52,074	$ 18,577	$ (23,275)

Non-Cash items included in net income
Depreciation and amortization	87,279	90,569	86,806	81,514
Deferred taxes and deferred investment tax credit	(39,361)	209	11,640	(23,676)
AFUDC (Debt and Equity)	(11,976)	(3,143)	(4,567)	(6,196)
Deferred Energy Costs Disallowed	-	-	-	45,000
Early retirement and severance amortization	-	-	-	2,786
Plant Costs disallowed	-	-	47,092	-
Other	16,935	318	474	(5,203)
Funds from Operations (Before Deferred Energy Costs)	110,586	140,027	160,022	70,950
Amortization Deferred energy costs - electric	46,322	56,750	36,653	45,524
Amortization Deferred energy costs - gas	6,234	1,446	3,241	13,095
Deferral of energy costs - electric plus terminated suppliers	90	8,156	(34,598)	(48,236)
Deferral of energy costs - gas	436	(2,519)	(7,480)	2,592
Payment to terminating supplier	(27,958)	-	(10,818)	-
Proceeds from claim on terminating supplier	14,974	-	-	-
Adjusted Funds from Operations	$ 150,684	$ 203,860	$ 147,020	$ 73,107

Long-term Debt	1,070,858	941,804	994,309	912,800
Current maturities of long term debt plus short-term borrowings	2,400	52,400	2,400	108,400
Total Debt	$ 1,073,258	$ 994,204	$ 996,709	$ 1,021,200

Preferred Stock	-	50,000	50,000	50,000

Net interest expense	71,506	69,067	62,831	96,093
AFUDC	5,505	1,504	2,849	3,276
Adjusted Interest Expense	$ 77,011	$ 70,571	$ 65,680	$ 99,369

Debt/Funds from operations	9.71x	7.10x	6.23x	14.39x
Debt/adjusted FFO	7.12x	4.88x	6.78x	13.97x
Funds from Operations Interest Coverage	2.44x	2.98x	3.44x	1.71x
Adjusted Funds From Operations Interest Coverage	2.96x	3.89x	3.24x	1.74x
Common shareholders equity	$ 884,737	$ 727,777	$ 705,395	$ 593,771
Total Capitalization (including current maturities of long-term debt)	$ 1,957,995	$ 1,771,981	$ 1,752,104	$ 1,664,971
Debt/Capitalization	54.81%	56.11%	56.89%	61.33%